                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   F0RM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of
                      the SECURITIES EXCHANGE ACT of 1934

Date of Report (Date of earliest event reported) March 18, 1999


                           BANKERS TRUST CORPORATION
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   NEW YORK
           --------------------------------------------------------
                (State or other jurisdiction of incorporation)

          1-5920                           13-6180473
------------------------         ---------------------------------
(Commission file number)         (IRS employer identification no.)


 130 LIBERTY STREET, NEW YORK, NEW YORK             10006
 --------------------------------------------    ---------
(Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 5. OTHER EVENTS
--------------------

     (a) On March 18, 1999, the Registrant and Deutsche Bank A.G. announced that a decision had been made to sell BT Funds Management, the asset management arm of the Registrant in Australia. This Current Report on Form 8-K files the press release containing the announcement which contains certain information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

        (99.1)   Press Release of the Registrant dated March 18, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BANKERS TRUST CORPORATION

                                        By: /s/ James T. Byrne, Jr.
                                                James T. Byrne, Jr.
                                                Senior Vice President
                                                ----------------------

Date:  March 19, 1999
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                           BANKERS TRUST CORPORATION
                         FORM 8-K DATED MARCH 18, 1999
                                 EXHIBIT INDEX
Exhibit
Number            Description of Exhibit

 (99.1)    Press Release of the Registrant dated March 18, 1999.

This report contains forward looking statements which are subject to certain risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from the current statements. See also "Important Factors Relating to Forward Looking Statements" contained in the Corporation's Annual Report.